                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 22, 1999


                             CABOT INDUSTRIAL TRUST
               (Exact Name of Registrant as Specified in Charter)


         Maryland                       1-13829                04-3397866
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108
             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (617) 723-0900


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     Cabot Industrial Trust (the "Company") acquired 122 industrial properties in conjunction with its formation and commencement of operations on February 4, 1998. The Company acquired an additional 84 industrial properties during the remainder of 1998.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          See attachments

     (b)  Pro Forma Financial Information.

          See attachments

     (c)  Exhibits.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CABOT INDUSTRIAL TRUST


Date: March 22, 1999                    By: /s/ Neil E. Waisnor
                                            Neil E. Waisnor
                                            Senior Vice President--Finance,
                                            Treasurer and Secretary

                             Cabot Industrial Trust

              Pro Forma Condensed Combined Statement of Operations

                                  (Unaudited)

The pro forma condensed combined statement of operations for the year ended December 31, 1998 has been prepared to reflect (i) the contribution to Cabot Industrial Trust ("Cabot Trust") of (A) the properties that were managed by Cabot Partners Limited Partnership ("Cabot Partners", Cabot Trust's sponsor and organizer) as of February 3, 1998 that were contributed to Cabot Trust in the transactions that resulted in the formation of Cabot Trust (the "Formation Transactions"), which commenced operations on February 4, 1998 (referred to herein as the "Existing Investors Property Group"), (B) the properties that were not managed by Cabot Partners as of February 3, 1998 that were contributed to Cabot Trust in the Formation Transactions (referred to herein as the "New Investors Property Group") and (C) a property sold by Cabot Trust during the year ended December 31, 1998, (ii) the Other Formation Transactions described in the Notes herein, (iii) the other properties acquired by Cabot Trust during the year ended December 31, 1998 for which audited financial statements have been prepared in accordance with Rule 3-14 of the SEC's Regulation S-X, and (iv) certain other adjustments, as if each of such contributions, transactions and adjustments had occurred on January 1, 1998.

In the opinion of management, the pro forma condensed combined statement of operations includes all adjustments necessary to reflect the effects of the foregoing contributions, transactions and adjustments. The pro forma statement is unaudited and is not necessarily indicative of what the combined results of Cabot Trust's operations would have been if the transactions and adjustments reflected therein had been consummated on the dates indicated, or on any particular date in the future, nor does it purport to represent the results of operations of Cabot Trust as of any future date or for any future period.

The accompanying Pro Forma Condensed Combined Statement of Operations should be read in conjunction with Cabot Trust's 1998 annual report on Form 10-K.

                             Cabot Industrial Trust

              Pro Forma Condensed Combined Statement of Operations

                      For the Year Ended December 31, 1998
                                  (Unaudited)
                             (Dollars in thousands)





                                                 Existing          New
                    Cabot                       Investors       Investors                         Other
                 Industrial        Cabot         Property       Property        Property        Formation
                    Trust       Partners (B)    Group (B)      Group(A)(B)      Sale (C)      Transactions
             --------------     ------------    ---------     ------------     -----------    ----------------
Rental             $ 89,044          $   --        $3,849        $2,460           $  (785)        $     23 (J)
Tenant
reimbursements       13,381              --           832           216              (167)              --
Other                    --              --             2             2                --               --
Advisory fee
income                  231           2,542            --            --                --           (2,542)(E)
Advisory fee                                                                                          (241)(D)
income
associated
with the
Existing
Investors
Property
Group                    --             241            --            --                --
Interest                889              --             6             7                --               --
             --------------     ------------    ---------     ------------     -----------    ----------------
Total
Revenues            103,545           2,783         4,689         2,685              (952)          (2,760)
             --------------     ------------    ---------     ------------     -----------    ----------------
Expenses
Real estate
taxes                11,843              --           823           183              (174)              --
Property
operating             6,579              --           557           213               (18)             (28)  (D)
Advisory fees            --              --           173            91                --             (264)  (D)
General and
administrative        6,815             603            --            --                --             (307)  (D),(E)
Interest              7,009              --           344            --                --             (193)  (F)
Depreciation
and
amortization         20,913             853         1,040           622              (129)             (29)  (G),(H),(I)
             --------------     ------------    ---------     ------------     -----------    ----------------
Total
Expenses             53,159           1,456         2,937         1,109              (321)            (821)
             --------------     ------------    ---------     ------------     -----------    ----------------
Net income
before sale
of
real estate
and Minority
Interest             50,386           1,327         1,752         1,576              (631)          (1,939)
Gain on sale
of real
estate                  572              --            --            --              (572)              --
             --------------     ------------    ---------     ------------     -----------    ----------------
Net income
before
Minority
Interest             50,958           1,327         1,752         1,576            (1,203)          (1,939)
Minority
Interest            (29,192)             --            --            --               689          (10,079)
             --------------     ------------    ---------     ------------     -----------    ----------------
Net income         $ 21,766          $1,327        $1,752        $1,576           $  (514)        $(12,018)
             ==============     ============    =========     ============     ===========    ================
Net income
per
common share

Weighted
average
common shares
outstanding

                          Pre-
                          IPO
                         Cabot
                       Industrial                             IPO              Cabot
                         Trust                                and            Industrial
                          Pro            Company           Concurrent           Trust
                         Forma       Acquisitions(K)        Placement         Pro Forma
                      ------------   ---------------       -------------     --------------
Revenues
Rental                 $ 94,591           $5,434              $   --        $   100,025
Tenant
reimbursements           14,262              989                  --             15,251
Other                         4                7                  --                 11
Advisory fee
income                      231               --                  --                231
Advisory fee
income
associated
with the
Existing
Investors
Property
Group                        --               --                  --                 --
Interest                    902               --                  --                902
                      ------------   ---------------       -------------     --------------
Total
Revenues                109,990            6,430                  --            116,420
                      ------------   ---------------       -------------     --------------
Expenses
Real estate
taxes                    12,675              680                  --             13,355
Property
operating                 7,303              596                  --              7,899
Advisory fees                --               --                  --                 --
General and
administrative            7,111               --                  93   (L)        7,204
Interest                  7,160            3,247 (M)            (106)  (F)       10,301
Depreciation
and
amortization             23,270            1,422                  --             24,692
                      ------------   ---------------       -------------     --------------
Total
Expenses                 57,519            5,945                 (13)            63,451
                      ------------   ---------------       -------------     --------------
Net income
before sale
of
real estate
and Minority
Interest                 52,471              485                  13             52,969
Gain on sale
of real
estate                       --               --                  --                 --
                      ------------   ---------------       -------------     --------------
Net income
before
Minority
Interest                 52,471              485                  13             52,969
Minority
Interest                (38,582)(N)         (278)              8,528            (30,332)
                      ------------   ---------------       -------------     --------------
Net income             $ 13,889           $  207              $8,541         $   22,637
                      ============   ===============       =============     ==============
Net income
per
common share                                                                 $     1.22
                                                                             ============
Weighted
average
common shares
outstanding                                                                    18,586,764
                                                                             ============

                             Cabot Industrial Trust

         Notes to Pro Forma Condensed Combined Statement of Operations

                      For the Year Ended December 31, 1998
                                  (Unaudited)
                             (Dollars in thousands)


New Investors Property Group

(A) The New Investors Property Group is the combination of the financial information for the following investors who contributed assets to Cabot Trust:

     Orlando Central Park and 500 Memorial Drive
     Knickerbocker Properties, Inc. II
     Pennsylvania Public School Employes' Retirement System Industrial Properties Portfolio
     Prudential Properties Group
     West Coast Industrial, LLC
     The 4 B's

(B) Reflects actual operations for the period from January 1, 1998 through February 3, 1998.

(C) Reflects the incremental effects of the sale of one property sold during the year ended December 31, 1998.

Other Formation Transactions

(D) To eliminate advisory fee revenues of Cabot Partners and the related advisory fee expense of the Existing Investors Property Group arising from advisory contracts which were terminated as a part of the Formation Transactions and to restate advisory fees paid by the New Investors Property Group to third parties as general and administrative expenses of Cabot Trust using an estimate of the cost to manage the real estate assets.

(E) To reflect the effects of establishing Cabot Trust's investment in Cabot Advisors, Inc. ("Cabot Advisors") by reclassifying the associated revenues, operating expenses and amortization expense for the period from January 1, 1998 through February 3, 1998. The pro forma operations of Cabot Advisors and Cabot Trust's share Cabot Advisor's net income, based upon its 95% economic interest, are as follows:

                                                        -----------
                                                         January 1,
                                                               1998
                                                            through
                                                        February 3,
                                                               1998
                                                        -----------
Advisory fee revenues                                   $       432
General and administrative expenses                            (343)
Amortization expense                                            (89)
                                                        -----------
Income before income taxes                                       --
Income tax (assumed effective tax rate of 40%)                   --
                                                        -----------
Net income                                                       --
                                                        -----------
Company's share of net income                           $        --
                                                        ===========


Advisory fee revenues consist of actual fees earned by Cabot Partners during the period from January 1, 1998 through February 3, 1998 from the assets not owned by the Existing Investors Property Group except that revenues related to acquisitions and dispositions are excluded because such fees will no longer be earned by Cabot Advisors.

                             Cabot Industrial Trust

                      For the Year Ended December 31, 1998
                                  (Unaudited)
                             (Dollars in thousands)


General and administrative expenses consist of direct and indirect costs allocated by Cabot Trust to Cabot Advisors. Such indirect costs have been allocated based upon the percentage of total assets expected to be managed by Cabot Advisors. Costs related to acquisitions have been reclassed to general and administrative costs of Cabot Trust, since acquisition activities will be performed by Cabot Trust.

(F) To reflect the reduction of interest expense associated with the repayment of mortgage debt with a portion of the net proceeds of Cabot Trust's initial public offering (the "IPO") and the simultaneous private placement (the" Concurrent Placement") and the conversion to equity of related party indebtedness.

(G) To eliminate deferred loan cost amortization of $6 for the period from January 1, 1998 through February 3, 1998 historically recognized by Existing Investors Property Group.

(H) To eliminate the historical amortization for Cabot Partners' advisory contracts which have been terminated as a result of a sale of the underlying properties or as part of the Formation Transactions ($9 for the period from January 1, 1998 through February 3, 1998).

(I) The depreciation adjustment for the period from January 1, 1998 through February 3, 1998 includes the following:

                                                                                            ---------
Issuance of 32,030,413 Common Shares and Units at $20.00 per Common Share/Unit to the       $ 640,608
 Contributing Investors for equity interests in real estate assets
Plus:  Mortgage debt assumed                                                                   18,433
Other acquisition costs and liabilities assumed                                                 8,713
Less:  Historical net book value of Properties and other acquired assets                     (632,029)
                                                                                            ---------

Cost of assets acquired in excess of historical book value                                     35,725
Less: Portion allocated to land estimated at 10%                                               (3,573)
                                                                                            ---------
                                                                                            $  32,152
                                                                                            =========
Depreciation expense based on a weighted average estimated useful life of 40 years--
For the period from January 1, 1998 through February 3, 1998                                $      75
                                                                                            =========

(J) To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the transactions closed on January 1, 1998.

                             Cabot Industrial Trust

                      For the Year Ended December 31, 1998
                                  (Unaudited)
                             (Dollars in thousands)



Acquisitions during the year ended December 31, 1998 for which audited financial statements have been prepared in accordance with Rule 3-14 of the SEC's Regulation S-X.

(K) To reflect the operations and the depreciation expense for the period from January 1, 1998 through the date of acquisition for the significant properties acquired by Cabot Trust during the year ended December 31, 1998, as follows:

                            Number of                                                            Square           Acquisition
Property Location           Buildings              Building Type                                   Feet                  Cost
-----------------------     ---------              -------------                                 ------           ------------
Grapevine, TX                   2/1       Bulk Distribution/Workspace                            1,182,361            $ 51,169
Mira Loma, CA,
   Dacula, GA
   Mechanicsburg, PA              3       Bulk Distribution                                        916,603              34,535
Mechanicsburg, PA                 2       Bulk Distribution                                        494,400              17,948
San Diego, CA                     1       Bulk Distribution                                        220,000              10,900
Orlando, FL                       4       Workspace                                                213,430              11,054
Tucker, GA                        3       Workspace                                                134,163               5,551
Atlanta, GA                       2       Workspace                                                128,000               5,355
Florence, KY                      2       Workspace                                                 61,555               4,051
Tempe, AZ                         1       Workspace                                                 81,817               3,366
Mounds View, MN                 1/3       Multitenant Distribution/Workspace                       320,328              20,290
Ontario, CA                       2       Multitenant Distribution                                 161,180               6,420
Huntington Beach, CA              1       Workspace                                                125,000               7,993
Phoenix, AZ                     2/7       Bulk Distribution/Multitenant Distribution             1,040,373              36,200
Phoenix, AZ                       1       Multitenant Distribution                                 201,600               6,811
                       ------------                                                         --------------     ---------------
                                 38                                                              5,280,810            $221,643
                       ============                                                         ==============     ===============

No operating income and depreciation expense for the period from January 1, 1998 through the date of acquisition have been reflected for property acquisitions totaling $204,579 for which audited financial statements are not required.

Other Adjustments

(L) To reflect additional general and administrative expenses expected to be incurred on an annual basis, as a result of reporting as a public company, as follows:

                                                  --------
Legal, audit and tax services                       $  350
Printing and mailing                                   350
Directors and officers insurance                       100
Investor relations                                      50
Other                                                  150
                                                  --------
            Totals                                  $1,000
                                                  ========


For the period from January 1, 1998 through
 February 3, 1998                                   $   93
                                                  ========



(M) To recognize interest expense associated with the assumption of $34,517 of debt and the assumed borrowings under the Acquisition Facility necessary for the property acquisitions discussed in Note K.

(N) Adjusted to reflect the minority interest in Cabot Trust prior to the sale of common shares in the FPO and Concurrent Placement.

                             Cabot Industrial Trust

                      For the Year Ended December 31, 1998
                                  (Unaudited)
                             (Dollars in thousands)

   Pro Forma Condensed Combined Statement of Operations Adjustment Summary:


                                              Note D               Note D              Note E             Note G
                                       -------------------   ------------------   ----------------    ----------------
                                         Eliminate Related            Restate           Establish
                                              Advisory Fee           Advisory       Cabot Trust's            Eliminate
                                                   Revenue   Fees Paid by the       Investment in        Deferred Loan
                                              and Expenses      New Investors      Cabot Advisors    Cost Amortization
                                       -------------------   ------------------   ----------------   -----------------
Advisory fee income                             $                     $                  $                   $(2,542)
Advisory fee income associated with
 the Existing Investors Property
 Group                                            (241)

Operating expenses                                  28
Advisory fees                                      173                   91
General and Administrative                          40                  (76)               343
Depreciation and amortization                                                               89                    6

                                                         Note H               Note I
                                          -----------------------      ------------------
                                                        Eliminate
                                                       Historical
                                                  Amortization of
                                                   Cabot Partners            Depreciation
                                               Advisory Contracts              Adjustment             Total
                                          -----------------------      ------------------       -----------
Advisory fee income                              $                      $                         $(2,542)
Advisory fee income associated with
 the Existing Investors Property
 Group                                                                                               (241)
Operating expenses                                                                                     28
Advisory fees                                                                                         264
General and Administrative                                                                            307
Depreciation and amortization                              9                       (75)                29